SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2012

DYNARESOURCE, INC.
(Exact name of Company as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-30371	94-1589426
(Commission File Number)	(IRS Employer Identification No.)

222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039
(Address of principal executive offices) (Zip Code)

 Company’s telephone number, including area code: (972) 868-9066

__________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.

DynaResource, Inc. (the “Company”) is filing this Current Report on Form 8-K in order to update the Company’s disclosure with respect to the documents which collectively comprise its charter. Accordingly, exhibits 3.1 through 3.5 to this Report reflect the Company’s certificate of incorporation and all amendments thereto, as filed to date with the Secretary of State of the State of Delaware.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on December 8, 1997.
3.2	First Amendment to Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on February 13, 1998.
3.3	Certificate of Merger between DynaResource, Inc. and West Coast Mines, Inc., filed with the Secretary of State of the State of Delaware on November 2, 1998.
3.4	Certificate of Amendment to Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on October 3, 2007.
3.5	Certificate of Amendment to Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on February 15, 2012.

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SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 26, 2012

DYNARESOURCE, INC.

/s/ K.W. DIEPHOLZ
K.W. DIEPHOLZ
Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on December 8, 1997.
3.2	First Amendment to Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on February 13, 1998.
3.3	Certificate of Merger between DynaResource, Inc. and West Coast Mines, Inc., filed with the Secretary of State of the State of Delaware on November 2, 1998.
3.4	Certificate of Amendment to Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on October 3, 2007.
3.5	Certificate of Amendment to Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on February 15, 2012.

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